2 Important Disclosures Non-GAAP Measures This presentation includes references to EBITDA, Adjusted EBITDA, Adjusted EBITDA Margin, and EBIT, which are not measures calculated in accordance with accounting principles generally accepted in the United States of America (“GAAP”). A reconciliation of EBITDA, Adjusted EBITDA and EBIT to net income, the most directly comparable measure calculated in accordance with GAAP, is provided in the Appendix included in this presentation. While management believes such measures are useful for investors, these measures should not be used as a replacement for financial measures that are calculated in accordance with GAAP. Forward-Looking Statements The information in this presentation includes “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. All statements related to Cactus and to FlexSteel, other than statements of historical fact included in this presentation, regarding the proposed transaction and Cactus’ and FlexSteel’s strategy, future operations, financial position, estimated revenues and losses, projected costs, prospects, plans, objectives of management and avenues for growth are forward- looking statements. When used in this presentation, the words “may,” “hope,” “potential,” “could,” “believe,” “anticipate,” “intend,” “estimate,” “expect,” “project” and similar expressions are intended to identify forward-looking statements, although not all forward-looking statements contain such identifying words. These forward-looking statements are based on Cactus’ current expectations and assumptions about future events and are based on currently available information as to the outcome and timing of future events. We caution you that these forward-looking statements are subject to all of the risks and uncertainties, most of which are difficult to predict and many of which are beyond our control, including unanticipated challenges relating to the proposed transaction and related financing and incident to the operation of our business. Consequently, no forward-looking statements can be guaranteed. When considering these forward-looking statements, you should keep in mind the risk factors and other factors noted in Cactus’ Annual Report on Form 10-K, any Quarterly Reports on Form 10-Q and the other documents that Cactus files from time to time with the Securities and Exchange Commission (“SEC”). These documents are available on Cactus’ website at https://cactuswhd.com/investors/sec-filings/ or through the SEC’s Electronic Data Gathering and Analysis Retrieval (“EDGAR”) system at www.sec.gov. The risk factors and other factors noted therein could cause actual results to differ materially from those contained in any forward-looking statement. We disclaim any duty to update and do not intend to update any forward-looking statements, all of which are expressly qualified by the statements in this section, to reflect events or circumstances after the date of this presentation. Industry and Market Data This presentation has been prepared by Cactus and includes market data and other statistical information from third-party sources, including independent industry publications, government publications or other published independent sources. Some data is also based on Cactus’ good faith estimate. Although Cactus believes these third-party sources are reliable as of their respective dates, Cactus has not independently verified the accuracy or completeness of this information. Information Presented Except as otherwise indicated or required by the context, references in this presentation to the “Company,” “Cactus,” “we,” “us” and “our” refer to Cactus, Inc. and its consolidated subsidiaries and references to “FlexSteel” refer to HighRidge Resources, Inc. and its consolidated subsidiaries. None of FlexSteel or its affiliates or any of its or their affiliates’ respective representatives have any responsibility for the content of this presentation.

3 Manufacturer of a Unique Highly Engineered Product Sold Directly to End-Users Variable Cost Business With A Strong Margin Profile Modest Capital Requirements Enhance Free Cash Flow Leverages Cactus’ Infrastructure & Customer Base Attractive Growth Potential FlexSteel Meets Cactus’ Acquisition Criteria

4 Growth Opportunities from Increased Customer Adoption, Midstream, International, Offshore and Carbon Capture Applications Complementary Products at the Wellsite and Sold to Similar End-Users Innovative & Differentiated Technology With Unique Manufacturing Capabilities Strong Through-Cycle Margins With Modest Capital Requirements Industry Leader in a Growing Segment of the Market 5 4 3 2 1 Through-Cycle Outperformance FlexSteel Investment Highlights

5 ◼ Cactus to acquire FlexSteel for $621 million on a cash-free, debt-free basis, subject to customary purchase price adjustments ◼ Consideration to be paid in cash, with closing expected in early 2023 ◼ Potential future earn-out payment of up to $75 million in mid-2024 if certain growth targets are achieved ◼ The upfront purchase price represents a multiple of approximately 6x YTD 2022 annualized Adjusted EBITDA(1) as of September 30th ◼ Entirety of the upfront purchase price able to be funded with cash on hand and committed bridge financing ◼ Cactus ultimately expects to finance the transaction through a combination of debt and/or equity ◼ Cactus is targeting net debt to 2022 Adjusted EBITDA(1) for the combined company of less than 1.0x at closing ◼ Transaction expected to be accretive to various first year financial metrics Transaction & Financing Overview Transaction Overview Strategic Rationale ◼ Increased product diversification supports higher future growth potential ◼ Differentiated product, manufacturing capabilities and service execution supported by IP portfolio ◼ Highly complementary consumable product offering to Cactus’ products and services ◼ Increases exposure to additional end-markets streams including: 1) production, 2) midstream, 3) shallow-water and 4) carbon-capture & underground storage (“CCUS”) ◼ Transaction enhances international opportunities while maintaining Cactus’ flexibility to pursue growth initiatives ◼ Combination enables Cactus to optimize the footprint and infrastructure of the combined Company ◼ Combined business supportive of continued capital returns to shareholders 1) Net debt represents total debt, including current maturities, less cash and cash equivalents. EBITDA, Adjusted EBITDA and Adjusted EBITDA Margin are non-GAAP financial measures. Subsequent pages in this presentation contain reconciliations to the most comparable financial measures calculated in accordance with GAAP.

FlexSteel at a Glance

About FlexSteel

- FlexSteel is a market leading provider of spoolable pipe technologies for the onshore North American market
- Customer base includes some of the largest exploration & production companies in North America
- 100% of products manufactured in-house at ISO & API-certified Baytown, TX facility

$265 million
YTD 2022 Revenue

12
North American Locations

$78 million
YTD 2022 Adjusted EBITDA(1)

300+
Employees

29%
YTD 2022 Adjusted EBITDA Margin(1)

20+
Countries Where FlexSteel Has Been Installed

$7 million
YTD 2022 Net Capital Expenditures(2)

56%
2022 YTD YOY Revenue Growth





Note: YTD 2022 represents data for the first nine months of 2022, 2022 YOY represents Year-Over-Year.
1) EBITDA, Adjusted EBITDA and Adjusted EBITDA Margin are non-GAAP financial measures. Subsequent pages in this presentation contain reconciliations to the most comparable financial measures calculated in accordance with GAAP.
2) Net Capital Expenditures represents net cash used in investing activities excluding $1.6 million in proceeds from notes receivable – related party.

6

FlexSteel's Proprietary Equipment Across the Industry Value Chain

	Production Lines / Pipe-Under-Pad	Gathering Lines	Takeaway Lines
	Wellhead → Tank Battery	Tank Battery → Midstream Sales Meter	Midstream Sales Meter → Refining / End Use
	Multiphase Production →	Oil / Gas / Water →	Oil / Gas / Water →
	← Gas Lift / CO^2	← CO^2 / CCUS	← CO^2 / CCUS
Customer	E&P	E&P	Midstream
TAM ($mm)[1]	$1+ billion	$850 million	$1+ billion
Diameter	Small/Medium	Larger	Largest

Cactus

Consumable Sale

- Spoolable Pipe
- End Fittings

Associated Service

- Installation
- Maintenance

7

1. TAM represents Total Addressable Market. Per FlexSteel management estimates.

Technologically Advanced Spoolable Pipe Systems

FlexSteel Spoolable Pipe



Steel Reinforcement
HDPE/PE-RT Shield
HDPE/PE-RT Liner

Conventional Steel Line Pipe



FlexSteel Advantages

Features	Operator Savings
✓ Durable and corrosion-resistant	✓ Lower maintenance cost for operators
✓ Faster installation times	✓ Lower cost to install
✓ Withstands cyclic loading	✓ Reduced operating field failures / reinstallations
✓ Lowest bend rating of any spoolable pipe	✓ Reduced need for special handling or bedding tools
✓ Pre-leak detection	✓ Captures permeated gases
✓ Large diameter	✓ Higher flowrates
✓ High pressure & temperature ratings	✓ Reliable in extreme conditions

8

FlexSteel Offerings Enable Customers to Meet ESG-Related Goals

Faster

- FlexSteel equipment takes less time to install versus legacy offerings, resulting in faster time to production
- Longer spooled length minimizes connections made on-site
- Translates to fewer people & less equipment on location

Safer

- FlexSteel's equipment increases employee safety
- Prefabricated fittings provide ease of installation
- Reduced lost-time-incidents (LTIs) during field installation
- No on-site cutting required with Delivered-to-Length™ ("DTL") offering

Cleaner

- FlexSteel product enables capturing and managing of permeated gases
  - Reduced emissions for operators
- Real-time annulus monitoring
- Product characteristics are well suited for CO^2 transportation
- Lower operator emissions per Boe[(1)] produced







1. Barrel of oil equivalent

9

Differentiated Margin Profile Through the Cycle

Total Adjusted EBITDA Margin (2020 – 2021) (1)(2)



31%
24%
18%
15%
8%
7%
5%
5%
FLEXSTEEL
Peer A
Peer B
Peer C
Peer D
Peer E
Peer F

YTD 2022 Adjusted EBITDA Margin (1)(2)



32%
29%
15%
14%
10%
10%
9%
7%
FLEXSTEEL
Peer B
Peer A
Peer C
Peer E
Peer F
Peer D

Strong margin profile relative to peers through the cycle

Source: Factset, Company filings and financial statements.
1) Peer data represents Adjusted EBITDA where available per company filings and presentations. Peers include: ChampionX, Core Laboratories, Dril-Quip, National Oilwell Varco, Oil States International and TechnipFMC. Cactus' and FlexSteel's computations of Adjusted EBITDA may not be comparable to other similarly titled measures of other companies. TechnipFMC data represents TechnipFMC plc data pro forma for the separation of Technip Energies for 2020 – 2021. YTD 2022 represents data for the first nine months of 2022.
2) The Appendix at the back of this presentation contains reconciliations of EBITDA and Adjusted EBITDA to net income, the most comparable financial measure calculated in accordance with GAAP for Cactus and FlexSteel. Adjusted EBITDA Margin is defined as Adjusted EBITDA expressed as a percentage of Revenue.

10

Year-to-Date ("YTD") Financial Profile

YTD 9/30/2022 Financial Information

	Cactus	FlexSteel	Cactus & FlexSteel(1)
Revenue	$501 million	$265 million	$766 million
Adj. EBITDA(2)	$161 million	$78 million	$239 million
Adj. EBITDA Margin(2)	32%	29%	31%
Net Capital Expenditures(3)	$19 million	$7 million	$26 million
Adj. EBITDA – Net Capex	$141 million	$71 million	$213 million

Note: YTD represents data for the first nine months of 2022. Figures may not sum due to rounding.
Source: Company filings and unaudited financial statements.
1) Represents the sum of Cactus plus FlexSteel and is not intended to represent Cactus on a pro forma basis after giving effect to the acquisition. Does not reflect the potential impact of any purchase price adjustments that may result from purchase accounting.
2) EBITDA, Adjusted EBITDA and Adjusted EBITDA Margin are non-GAAP financial measures. Subsequent pages in this presentation contain reconciliations to the most comparable financial measures calculated in accordance with GAAP.
3) Net Capital Expenditures (or "Net Capex") for Cactus represents cash flows from investing activities and for FlexSteel represents net cash used in investing activities excluding $1.6 million in proceeds from notes receivable – related party.

11

Compatible North American Operating Footprint

Operational Footprint

- Cactus U.S. manufacturing facility located in Bossier City, LA
- Both headquarters located in Houston, TX
- FlexSteel manufacturing facility located in Baytown, TX
- Majority of service centers & yards located in areas with existing Cactus footprint
- Two field locations in Canada
- FlexSteel has exported products to over 20 countries around the globe



U.S. Manufacturing Facilities:
• Bossier City, Louisiana
• Baytown, Texas
Headquarters
Manufacturing
Service Centers / Yards
Cactus locations
FlexSteel locations

12

13 ◼ Continued Share Gains For Core Production Products ◼ Transition from legacy offerings to spoolable technologies still underway ◼ Increase customer penetration for larger-diameter gathering-based technologies ◼ Expand customer penetration for on-pad applications that connect to the wellhead ◼ Introduction of an additional market leading technology to Cactus’ customer base ◼ Expansion in the Midstream Segment ◼ Larger diameter capabilities required by relatively untapped customer base ◼ Customer count has significantly increased since 2020 ◼ Carbon Capture & Underground Storage (“CCUS”) ◼ Executed on first CCUS project for large independent operator in 2022 ◼ Actively engaged in multiple CCUS opportunities as market grows ◼ International ◼ International market penetration in relatively early stages ◼ Offshore ◼ Shallow-water product in late stages of development Multiple Avenues for Growth

14 Year Ended Nine Months Ended ($ in thousands) December 31, September 30, 2021 2020 2022 Net income $67,470 $59,215 $104,383 Interest (income) expense, net 774 (701) (1,344) Income tax expense 7,675 10,970 23,498 EBIT 75,919 69,484 126,537 Depreciation and amortization 36,308 40,520 25,991 EBITDA $112,227 $110,004 $152,528 Severance expenses - 1,864 - Revaluation of tax receivable agreement liability (898) 555 (10) Secondary offering related expenses 406 - - Stock-based compensation 8,620 8,599 8,034 Adjusted EBITDA $120,355 $121,022 $160,552 Revenue $438,589 $348,566 $500,595 Net income margin 15.4% 17.0% 20.9% Adjusted EBITDA margin 27.4% 34.7% 32.1% Appendix Non-GAAP Reconciliation (Cactus) Important Disclosure Regarding Non-GAAP Measures EBITDA and Adjusted EBITDA are not measures calculated in accordance with GAAP. EBITDA and Adjusted EBITDA are supplemental non-GAAP financial measures that are used by management and external users of our consolidated financial statements, such as industry analysts, investors, lenders and rating agencies. We define EBITDA as net income excluding net interest, income tax and depreciation and amortization. We define Adjusted EBITDA as EBITDA excluding severance expenses, revaluation of tax receivable agreement, stock-based compensation, and equity offering expenses. We define Adjusted EBITDA Margin as Adjusted EBITDA as a percentage of Revenue. Cactus’ management believes EBITDA, Adjusted EBITDA and Adjusted EBITDA margin are useful, because they allow management to more effectively evaluate our operating performance and compare the results of our operations from period to period without regard to financing methods or capital structure, or other items that impact comparability of financial results from period to period. EBITDA and Adjusted EBITDA should not be considered as alternatives to, or more meaningful than, net income or any other measure as determined in accordance with GAAP. Our computations of EBITDA and Adjusted EBITDA may not be comparable to other similarly titled measures of other companies. We present EBITDA, Adjusted EBITDA and Adjusted EBITDA margin because we believe they provide useful information regarding the factors and trends affecting our business.

Appendix Non-GAAP Reconciliation (FlexSteel)

Important Disclosure Regarding Non-GAAP Measures

EBITDA and Adjusted EBITDA are not measures calculated in accordance with GAAP. EBITDA and Adjusted EBITDA are supplemental non-GAAP financial measures that are used by FlexSteel management. We define FlexSteel's EBITDA as net income excluding net interest, income tax and depreciation and amortization. We define FlexSteel's Adjusted EBITDA as EBITDA excluding severance expenses, sponsor management fees and management long-term incentive plan expenses. We define FlexSteel's Adjusted EBITDA Margin as Adjusted EBITDA as a percentage of Revenue. Sponsor management fees include $4.8 million in 2020, $6.5 million in 2021 and $6.3 million for the nine months ended September 30, 2022 representative of fees charged by FlexSteel's private equity sponsor, less estimated costs for employees of the sponsor who provided services for FlexSteel.

We believe EBITDA, Adjusted EBITDA and Adjusted EBITDA margin are useful, because they allow management to more effectively evaluate FlexSteel's operating performance and compare the results of FlexSteel's operations from period to period without regard to financing methods or capital structure, or other items that impact comparability of financial results from period to period. EBITDA and Adjusted EBITDA should not be considered as alternatives to, or more meaningful than, net income or any other measure as determined in accordance with GAAP. Our computations of FlexSteel's EBITDA and Adjusted EBITDA may not be comparable to other similarly titled measures of other companies. We present FlexSteel's EBITDA, Adjusted EBITDA and Adjusted EBITDA margin because we believe they provide useful information regarding the factors and trends affecting FlexSteel's business.

($ in thousands)	Year Ended December 31,		Nine Months Ended September 30,
	2021	2020	2022
Net income (loss)	($23,046)	($34,592)	$596
Interest (income) expense, net	51,024	53,873	40,082
Income tax expense (benefit)	830	(9,079)	8,491
EBIT	28,808	10,202	49,169
Depreciation and amortization	15,793	15,521	12,124
EBITDA	$44,601	$25,723	$61,293
Severance expenses	-	194	-
Sponsor management fee	3,732	2,009	4,207
Mgmt. long-term incentive plan	8,365	8,641	12,536
Adjusted EBITDA	$56,698	$36,567	$78,036
Revenue	$235,579	$161,131	$265,450
Net income (loss) margin	(9.8%)	(21.5%)	0.2%
Adjusted EBITDA margin	24.1%	22.7%	29.4%

15

16 John Fitzgerald Director of Corporate Development & Investor Relations 713-904-4655 IR@CactusWHD.com Investor Relations Contact